UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2009

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 330

Minnetonka, MN 55305

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (612) 238-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective as of October 22, 2009, the following persons are officers of Two Harbors Investment Corp., a Maryland corporation (the “Company”): Thomas Siering, Chief Executive Officer and President, Steven Kuhn, Vice President and Co-Chief Investment Officer, William Roth, Vice President and Co-Chief Investment Officer, Jeffrey Stolt, Vice President, Chief Financial Officer and Treasurer, and Timothy O’Brien, Vice President, General Counsel and Secretary.

Biographical and compensation-related information for each of the foregoing persons is included in the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) included in the Company’s Registration Statement on Form S-4 (File No. 333-160199), declared effective by the Securities and Exchange Commission on October 9, 2009, under “Management of Two Harbors Following the Merger” beginning on page 169, and information regarding certain relationships and related transactions relative to the foregoing persons, to the extent applicable, is included in the Proxy Statement/Prospectus under “Certain Relationships and Related Transactions” beginning on page 230, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Two Harbors Investment Corp. (Registrant)

Dated: October 28, 2009	By:	/S/ TIMOTHY O’BRIEN
	Name:	Timothy O’Brien
	Title:	Vice President, Secretary and General Counsel

3